SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                               Commission File Number:
                DECEMBER 2, 1998                                                         1-10210

                            EXECUTIVE TELECARD, LTD.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                                                 13-3486421
   (State or other jurisdiction                                                   (IRS Employer
        of incorporation)                                                      Identification Number)

                       1720 S. BELLAIRE STREET, 10TH FLOOR
                             DENVER, COLORADO 80222
              (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (303) 691-2115

          (Former name or former address, if changed since last report)

                                 NOT APPLICABLE


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                            EXECUTIVE TELECARD, LTD.

ITEM 2    ACQUISITION OR DISPOSITION OF ASSETS

          On December 2, 1998 (the "Closing Date"), Executive TeleCard, Ltd., a Delaware corporation ("EXTEL") acquired IDX International, Inc., a privately held Virginia corporation ("IDX"), through the merger (the "Merger") of IDX with and into EXTEL Merger Sub No. 1, Inc. ("Merger Sub"), a newly formed wholly-owned subsidiary of EXTEL. The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of June 10, 1998 among EXTEL, Merger Sub, IDX and the stockholders of IDX (the "IDX Stockholders"), which was subsequently amended by a Consent and Extension, dated as of August 27, 1998, and an Amendment No. 2 to Agreement and Plan of Merger, dated October __, 1998 (the "Merger Agreement") and related articles of merger between Merger Sub and IDX filed with the Virginia State Corporation Commission on December 2, 1998 (the "Articles of Merger").

          IDX   International,   Inc.,   the   survivor  of  the  Merger   ("IDX
International"), is a supplier of IP (Internet protocol) fax and IP voice platforms and services to telecommunications operators and Internet Service
Providers ("ISP's") in 12 countries. IDX International, with 50 employees, currently has approximately $6.5 million of annualized revenue (based upon revenues for the one month period ended November 30, 1998). IDX International will provide EXTEL with two key services for EXTEL's new suite of Internet services: operationally proven IP fax and IP voice. For at least the first year, IDX International will operate as a separate subsidiary, although its platform services will begin to be used immediately to serve EXTEL's customer base. IDX International will operate with its existing management and personnel in existing facilities in Fairfax, Virginia. Pursuant to the Merger Agreement, Hsin Yen, the Chief Executive Officer of IDX, and Richard Chiang, a former stockholder of IDX, were appointed directors of EXTEL.

          As a result of the Merger and pursuant to the Merger Agreement and the Articles of Merger, all of the shares of common stock, no par value, and all of the shares of preferred stock, no par value, of IDX, issued and outstanding immediately prior to the effective time of the Merger (excluding any treasury shares), were converted into and exchanged for, in the aggregate, (a) 500,000 shares of Series B Convertible Preferred Stock, par value $.001 per share, of EXTEL ("Series B Convertible Preferred Stock"), which are convertible into up to 2,500,000 shares of Common Stock, par value $.001 per share, of EXTEL (the "EXTEL Common Stock"), subject to adjustment as described below, (b) warrants to purchase up to 2,500,000 shares of Common Stock, subject to adjustment as described below, and (c) $5,000,000, which amount is subject to decrease as described below, in interest bearing Convertible Subordinated Promissory Notes. The rights and preferences of the Series B Convertible Preferred Stock are set forth in the Certificate of Designations, Rights and Preferences of the Series B Convertible Preferred Stock, which is attached hereto as Exhibit 4.1, the terms of the Warrants are set forth in



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

the form of Warrant, which is attached hereto as Exhibit 4.2, and the terms of Convertible Subordinated Promissory Notes are set forth in the forms of Convertible Subordinated Promissory Notes, which are attached hereto as Exhibit 4.3, and in each case incorporated herein by reference.

          The shares of Series B Preferred Stock will automatically convert into shares of EXTEL Common Stock on the earlier to occur of (a) the first date that the 15 day average closing sales price of EXTEL Common Stock is equal to or greater than $8.00 or (b) 30 days after the later to occur of (i) the one year anniversary of the Closing Date or (ii) the receipt of any necessary shareholder approval relating to the issuance of the Common Stock upon such conversion. The Warrants are exercisable only to the extent that IDX International achieves certain revenue and cash flow goals over the twelve months following the Closing Date. EXTEL has guaranteed a price of $8.00 per share, at the one year anniversary of the Closing Date, to recipients of the Common Stock issuable upon the conversion or exercise, as the case may be, of the Series B Preferred Stock and Warrants, subject to IDX International's achievement of certain revenue and cash flow objectives. If the market price is less than $8.00 on the one year anniversary of the Closing Date, EXTEL will issue additional shares of Common Stock upon conversion of the Series B Preferred Stock and exercise of the Warrants (subject to the receipt of any necessary stockholder approval) based on the ratio of $8.00 to the market price, but not more than an aggregate of 7 million additional shares of Common Stock in the aggregate.

          In addition, EXTEL has agreed to pay the accrued, but unpaid, dividends (the "Accrued Dividend") on IDX's preferred stock pursuant to an interest bearing Convertible Subordinated Promissory Note in the original principal amount of $418,024, the terms of which are set forth in the form of Convertible Subordinated Promissory Note, which is attached hereto as Exhibit
4.4 and incorporated herein by reference. EXTEL is entitled to reduce the aggregate principal balance of the $2.5 million Subordinated Convertible Promissory Note due October 30, 1999 representing the remainder of the cash portion of the purchase price by the Accrued Dividend and certain other amounts unless offset by net proceeds from the sale of a subsidiary of IDX International and a note issued to IDX International by an option holder.

          The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to (a) the Merger Agreement and amendments, filed as Exhibit 2.1, 2.2 and 2.3 hereto, (b) the Certificate of Designations, Rights and Preferences of Series B Convertible Preferred Stock, filed as Exhibit 4.1 hereto, (c) the form of Warrant, filed as
Exhibit 4.2 hereto, (d) the forms of Convertible Subordinated Promissory Notes, filed as Exhibit 4.3 hereto, and (e) the form of Convertible Subordinated Promissory Note, filed as Exhibit 4.4, each of which is incorporated herein by reference. A copy of the press release, dated



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

December 3, 1998, issued by EXTEL regarding the above-described transaction is attached as Exhibit 99 hereto.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a) Financial Statements of Business Acquired.

          It is not practicable to provide the required financial statements for IDX at this time. The statement will be filed as soon as they are prepared and not later than February 15, 1999.

          (b) Pro Forma Financial Information.

          It is not practicable to provide the required pro forma financial statements for IDX at this time. The statement will be filed as soon as they are prepared and not later than February 15, 1999.

          (c) Exhibits.

2.1 Agreement and Plan of Merger, dated June 10, 1998, by and among Executive TeleCard, Ltd., IDX International, Inc., EXTEL Merger Sub No. 1, Inc. and the stockholders of IDX International, Inc. (Incorporated by reference to Exhibit 2.1 in Current Report on Form 8-K of Executive TeleCard, Ltd. dated June 24, 1998).

2.2 Consent and Extension, dated August 27, 1998, by and among Executive TeleCard, Ltd., IDX International, Inc., EXTEL Merger Sub No. 1, Inc. and Jeffey Gee, as representative of the stockholders of IDX International, Inc.

2.3 Amendment No. 2 to Agreement and Plan of Merger, dated October __, 1998, by and among Executive TeleCard, Ltd., IDX International, Inc., EXTEL Merger Sub No. 1, Inc. and the stockholders of IDX International, Inc.

4.1 Certificate of Designations, Rights and Preferences of Series B Convertible Preferred Stock of Executive TeleCard, Ltd.

4.2 Form of Warrant by and between Executive TeleCard, Ltd. and each of the stockholders of IDX International, Inc. (Incorporated by reference to Exhibit 2.1 in Current Report on Form 8-K of Executive TeleCard, Ltd. dated June 24, 1998).




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

4.3 Forms of Convertible Subordinated Promissory Notes payable to the stockholders of IDX International, Inc. in the aggregate principal amount of $5,000,000.

4.4 Form of Convertible Subordinated Promissory Note payable to the preferred stockholders of IDX International, Inc. in the aggregate principal amount of $418,024.

99.1 Press Release, dated December 3, 1998, regarding the Agreement and Plan of Merger and the transactions contemplated thereby.



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



                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              EXECUTIVE TELECARD, LTD.

Date:  December 17, 1998                      By: /s/ W.P. Colin Smith, Jr.
                                                  -------------------------
                                                  W. P. Colin Smith, Jr.
                                                  Vice President of Legal
                                                  Affairs and General Counsel









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



                                  EXHIBIT INDEX

Exhibit           Description                                            Page
-------           -----------                                            -----

2.1 Agreement and Plan of Merger, dated June 10, 1998, by and among Executive TeleCard, Ltd., IDX International, Inc., EXTEL Merger Sub No.1, Inc. and the stockholders of IDX International, Inc. (Incorporated by reference to Exhibit 2.1 in Current Report on Form 8-K of Executive TeleCard, Ltd. dated June 24, 1998).

2.2 Consent and Extension, dated August 27, 1998, by and among Executive TeleCard, Ltd., IDX International, Inc., EXTEL Merger Sub No.1, Inc. and Jeffey Gee, as representative of the stockholders of IDX International, Inc.

2.3 Amendment No.2 to Agreement and Plan of Merger, dated October __, 1998, by and among Executive TeleCard, Ltd., IDX International, Inc., EXTEL Merger Sub No.1, Inc. and the stockholders of IDX International, Inc.

4.1 Certificate of Designations, Rights and Preferences of Series B Convertible Preferred Stock of Executive TeleCard, Ltd.

4.2 Form of Warrant by and between Executive TeleCard, Ltd. and each of the stockholders of IDX International, Inc. (Incorporated by reference to Exhibit 2.1 in Current Report on Form 8-K of Executive TeleCard, Ltd. dated June 24, 1998).

4.3 Forms of Convertible Subordinated Promissory Notes payable to the stockholders of IDX International, Inc. in the aggregate principal amount of $5,000,000.

4.4 Form of Convertible Subordinated Promissory Note payable to the preferred stockholders of IDX International, Inc. in the aggregate principal amount of $418,024.

99.1 Press Release dated December 3, 1998 relating to the Agreement and Plan of Merger and the transactions contemplated thereby